CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

DERIVED INFORMATION   3/03/05

$640,225,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

$640,225,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2005-2

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P)
1-A-1	-	500,000,000	I	Senior/Adj	libor + [ ]%	[2.1]	AAA/Aaa/AAA
1-A-2	125,000,000	-	I	Senior/Adj	libor + [ ]%	[2.1]	AAA/Aaa/---
2-A-1	182,750,000	-	II	Senior/Adj/Sequential	libor + [ ]%	[1.0]	AAA/Aaa/AAA
2-A-2	119,000,000	-	II	Senior/Adj/Sequential	libor + [ ]%	[3.0]	AAA/Aaa/AAA
2-A-3	20,275,000	-	II	Senior/Adj/Sequential	libor + [ ]%	[6.0]	AAA/Aaa/AAA
A-IO-1	Notional (4)	-	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
M-1	38,525,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.6]	AA+/Aa1/AA+
M-2	35,075,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.4]	AA/Aa2/AA
M-3	24,150,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.3]	AA-/Aa3/AA-
M-4	20,125,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.3]	A+/A1/A+
M-5	20,125,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.3]	A/A2/A
M-6	16,100,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.2]	A-/A3/A-
B-1	16,100,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.2]	BBB+/Baa1/BBB+
B-2	14,375,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.2]	BBB/Baa2/BBB
B-3	8,625,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.2]	BBB-/Baa3/BBB-
Total	640,225,000	500,000,000

Non-Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P)
A-IO-2	Notional (5)	-	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	-	II	Residual	libor + [ ]%	N/A	AAA/---/AAA
B-4	9,775,000	-	I & II	Subordinate/Adj	libor + [ ]%	[3.9]	BB+/Ba1/BB+
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) in the first month of the life of the mortgage loans, which then increases by approximately 1.67% CPR in each of the following 11 months.  In month 12, and thereafter, 100% PPC for the fixed rate collateral assumes 23.00% CPR.  100% PPC for the adjustable rate loans assumes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.   The bonds are priced to call at 100% of the PPC and assuming one-month libor and six-month libor are 2.90% and 3.26%, respectively.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 20.00% of the sum of the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 22) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [5.20%] and (b) the excess, if any, of 8.00% less one-month libor, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [2.80%] over one-month libor.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).

Depositor:	Credit Suisse First Boston Mortgage Securities Corp.

Servicers:	Wells Fargo Bank, N.A. (approx 55.0% - 61.5%) and Select Portfolio Servicing (approx 38.5% - 45.0%).

Trustee:	TBA

Loss Mitigation Advisor:	MurrayHill

Cut-off Date:	On or about March 1, 2005 for the initial Mortgage Loans.

Investor Settlement:	On or about [April 4, 2005], Closing Date [April 1, 2005]

Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in April 2005.

Accrual Period:

For any class of Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO-1 Certificates), the closing date, and with respect to the Class A-IO-1 Certificates, March 25, 2005) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.

Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.

Certificate Ratings:

The Class A Certificates, except the Class 1-A-2 Certificates, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates are expected to be rated by Fitch, Moody’s and S&P.  The Class 1-A-2 Certificates are expected to be rated by Fitch and Moody’s.

Class 1-A-1:

AAA/Aaa/AAA

Class 1-A-2:

AAA/Aaa/---

Class 2-A-1:

AAA/Aaa/AAA

Class 2-A-2:

AAA/Aaa/AAA

Class 2-A-3:

AAA/Aaa/AAA

Class M-1:

AA+/Aa1/AA+

Class M-2:

AA/Aa2/AA

Class M-3:

AA-/Aa3/AA-

Class M-4:

A+/A1/A+

Class M-5:

A/A2/A

Class M-6:

A-/A3/A-

Class B-1:

BBB+/Baa1/BBB+

Class B-2:

BBB/Baa2/BBB

Class B-3:

BBB-/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.

Prefunding Amount:	Approximately 10.0% - 15.0%

Capitalized Interest Acct:	TBD

Offered Certificates:	The Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class A-IO-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.

Taxation:	REMIC.

Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.

Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance, and loss mitigation advisor fees accrue.

Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month libor for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [5.20%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month libor for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [2.80%] over one-month libor for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Senior Net Funds Cap:

For any Distribution Date and the Class 1-A-1 and Class 1-A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Group 1 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due to the Class 1-A-1 and Class 1-A-2 Certificates on that Distribution date by the sum of the Class Principal Balances of the Class 1-A-1 and Class 1-A-2 Certificates immediately prior to that Distribution Date; and (2)(X) the Group 2 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the sum of the Class 1-A-1 and Class 1-A-2 Certificates and (II) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, respectively and (bb) 20.00%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Group 1 Senior Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the sum of the Class Principal Balances of the Class 1-A-1 and Class 1-A-2 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the sum of the Class Principal Balances of the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.

Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior

Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, and (6) regarding the June 2005 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Loan Group 1 Senior Class Interest Rate Cap Agreement

Under the Loan Group 1 Senior Class Interest Rate Cap Agreement, the counterparty may be required to make a cap payment to the trust on each interest rate cap payment date.  The first and last interest rate cap payment dates occur in May 2005 and February 2007, respectively. Amounts paid under the Loan Group 1 Senior Class Interest Rate Cap Agreement will be available to cover any basis risk shortfall owing to the Class 1-A-1 and Class 1-A-2 Certificates.

Loan Group 2 Senior Class Interest Rate Cap Agreement

Under the Loan Group 2 Senior Class Interest Rate Cap Agreement, the counterparty may be required to make a cap payment to the trust on each interest rate cap payment date.  The first and last interest rate cap payment dates occur in May 2005 and January 2007, respectively. Amounts paid under the Loan Group 2 Senior Class Interest Rate Cap Agreement will be available to cover any basis risk shortfall owing to the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates.

Mezzanine & Subordinate Class Interest Rate Cap Agreement

Under the Mezzanine & Subordinate Class Interest Rate Cap Agreement, the counterparty may be required to make a cap payment to the trust on each interest rate cap payment date.  The first and last interest rate cap payment dates occur in May 2005 and January 2007, respectively. Amounts paid under the Mezzanine & Subordinate Class Interest Rate Cap Agreement will be available to cover any basis risk shortfall owing to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	17.65%	19.00%	38.00%
M-1	14.30%	15.65%	31.30%
M-2	11.25%	12.60%	25.20%
M-3	9.15%	10.50%	21.00%
M-4	7.40%	8.75%	17.50%
M-5	5.65%	7.00%	14.00%
M-6	4.25%	5.60%	11.20%
B-1	2.85%	4.20%	8.40%
B-2	1.60%	2.95%	5.90%
B-3	0.85%	2.20%	4.40%

*

Prior to stepdown date, based on Maximum Pool Balance.

**

After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.35]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [2.70]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in April 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 38.00%.

Trigger Event:

A Trigger Event will occur for any Distribution Date on or after the Distribution Date in April 2008 if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [39.5%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
April 2008 – March 2009	[2.60%]*
April 2009 – March 2010	[4.10%]*
April 2010 – March 2011	[5.30%]*
April 2011 and thereafter	[6.00%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

Source for Calculation of One-Month Libor:	Telerate Page 3750.

Delinquent Loan Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on April 30, 2005, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Overcollateralization Commencement Date:

Either (i) the June 2005 Distribution Date or (ii) the May 2005 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on April 30, 2005.

Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).

Distributions to Certificateholders

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (2) above, if any;

5.

Concurrently, to the Class A, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class 1-A-1 and Class 1-A-2 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to such classes from the Interest Remittance Amount of the loan group 2 loans and (b) interest amounts distributed to Class 2-A-1, Class 2-A-2, Class 2-A-3, Class A-IO-1 and Class A-IO-2 Certificates are allocated from the Interest Remittance Amount of the loan group 2 loans prior to amounts being paid to such classes from the Interest Remittance Amount of loan group 1 loans;

6.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

To the Class B-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, until the respective Class Principal Balance of such classes has been reduced to zero; and

2.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class R Certificates, and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, and then to (z) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), until the respective Class Principal Balance of such classes has been reduced to zero; and

3.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and B-4 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

4. For application as part of monthly excess cash flow.
III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class 1-A-1 and the Class 1-A-2 Certificates (allocated as described below*), and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, the Group 1 Allocation Amount, until the respective Class Principal Balances are reduced to zero; and

2.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, and then to (y) the Class 1-A-1 and Class 1-A-2 Certificates  (allocated as described below*), the Group 2 Allocation Amount, until the respective Class Principal Balances are reduced to zero;

3.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and B-4 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 8) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i)

to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to (x) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*) and then to (y) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balances have been reduced to zero; and

(ii)

sequentially, first to (x) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, and then to (y) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), until the respective Class Principal Balances have been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-4 Certificates, until the Class Principal Balance has been reduced to zero;

(B)

On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4.

To the Class M-2 Certificates, any unpaid realized loss amounts for such Class;

5.

To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

6.

To the Class M-4 Certificates, any unpaid realized loss amounts for such Class;

7.

To the Class M-5 Certificates, any unpaid realized loss amounts for such Class;

8.

To the Class M-6 Certificates, any unpaid realized loss amounts for such Class;

9.

To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

10.

To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

11.

To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

12.

To the Class B-4 Certificates, any unpaid realized loss amounts for such Class;

13.

To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;**

14.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

15.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

16.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

17.

To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

18.

To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

19.

To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

20.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

21.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

22.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

23.

To the Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

24.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

25.

To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

26.

To the Class R Certificates, any remaining amount.

*

If prior to the April 2008 Distribution Date and cumulative collateral losses are less than [2.60%] of the Maximum Pool Balance, then amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed pro-rata, ELSE if on or after the April 2008 Distribution Date and no Trigger Event is in effect, then amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed pro-rata, ELSE amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed sequentially.

**

Distributions pursuant to line items 13 through 23 in the excess cashflow waterfall (above) on any distribution date will be made after giving effect to withdrawals from the Interest Rate Cap Accounts to pay Basis Risk Shortfalls to the related Certificates on such date.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

BOND SUMMARY

To Call

Class 1-A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.2	2.9	2.1	1.5	1.2	1.1
First Pay (Month/Year)	Apr05	Apr05	Apr05	Apr05	Apr05	Apr05
Last Pay (Month/Year)	Aug17	Jun13	Mar11	Oct09	Oct07	Mar07

Class 2-A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	1.7	1.2	1.0	0.8	0.7	0.6
First Pay (Month/Year)	Apr05	Apr05	Apr05	Apr05	Apr05	Apr05
Last Pay (Month/Year)	Aug08	Jul07	Jan07	Nov06	Jul06	May06

Class 2-A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	6.7	4.4	3.0	2.1	1.8	1.6
First Pay (Month/Year)	Aug08	Jul07	Jan07	Nov06	Jul06	May06
Last Pay (Month/Year)	Aug17	Jun13	Mar11	Jan08	May07	Feb07

Class 2-A-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	12.4	8.2	6.0	3.9	2.4	1.9
First Pay (Month/Year)	Aug17	Jun13	Mar11	Jan08	May07	Feb07
Last Pay (Month/Year)	Aug17	Jun13	Mar11	Oct09	Oct07	Mar07

Class M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.1	5.5	4.6	4.6	2.7	2.0
First Pay (Month/Year)	Feb09	Jun08	Jan09	Oct09	Oct07	Mar07
Last Pay (Month/Year)	Aug17	Jun13	Mar11	Oct09	Feb08	Apr07

Class M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.1	5.5	4.4	4.4	3.2	2.2
First Pay (Month/Year)	Feb09	May08	Oct08	May09	Feb08	Apr07
Last Pay (Month/Year)	Aug17	Jun13	Mar11	Oct09	Oct08	Jul07

Class M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.1	5.4	4.3	4.1	3.6	2.4
First Pay (Month/Year)	Feb09	May08	Aug08	Jan09	Oct08	Jul07
Last Pay (Month/Year)	Aug17	Jun13	Mar11	Oct09	Oct08	Oct07

Class M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.1	5.4	4.3	3.9	3.6	2.6
First Pay (Month/Year)	Feb09	May08	Jul08	Nov08	Oct08	Oct07
Last Pay (Month/Year)	Aug17	Jun13	Mar11	Oct09	Oct08	Nov07

Class M-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.1	5.4	4.3	3.8	3.6	2.7
First Pay (Month/Year)	Feb09	Apr08	Jun08	Sep08	Oct08	Nov07
Last Pay (Month/Year)	Aug17	Jun13	Mar11	Oct09	Oct08	Nov07

Class M-6	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.1	5.4	4.2	3.7	3.6	2.7
First Pay (Month/Year)	Feb09	Apr08	Jun08	Aug08	Oct08	Nov07
Last Pay (Month/Year)	Aug17	Jun13	Mar11	Oct09	Oct08	Nov07

Class B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.1	5.4	4.2	3.7	3.5	2.7
First Pay (Month/Year)	Feb09	Apr08	May08	Jun08	Sep08	Nov07
Last Pay (Month/Year)	Aug17	Jun13	Mar11	Oct09	Oct08	Nov07

Class B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.1	5.4	4.2	3.6	3.4	2.7
First Pay (Month/Year)	Feb09	Apr08	May08	May08	Jul08	Nov07
Last Pay (Month/Year)	Aug17	Jun13	Mar11	Oct09	Oct08	Nov07

Class B-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.1	5.4	4.2	3.6	3.3	2.7
First Pay (Month/Year)	Feb09	Apr08	Apr08	May08	Jun08	Nov07
Last Pay (Month/Year)	Aug17	Jun13	Mar11	Oct09	Oct08	Nov07

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

To Maturity

Class 1-A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.6	3.1	2.3	1.6	1.2	1.1
First Pay (Month/Year)	Apr05	Apr05	Apr05	Apr05	Apr05	Apr05
Last Pay (Month/Year)	Apr30	Nov23	Jul19	May16	Oct07	Mar07

Class 2-A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	1.7	1.2	1.0	0.8	0.7	0.6
First Pay (Month/Year)	Apr05	Apr05	Apr05	Apr05	Apr05	Apr05
Last Pay (Month/Year)	Aug08	Jul07	Jan07	Nov06	Jul06	May06

Class 2-A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	6.7	4.4	3.0	2.1	1.8	1.6
First Pay (Month/Year)	Aug08	Jul07	Jan07	Nov06	Jul06	May06
Last Pay (Month/Year)	Jul18	Feb14	Sep11	Jan08	May07	Feb07

Class 2-A-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	17.4	12.1	8.9	5.7	2.4	1.9
First Pay (Month/Year)	Jul18	Feb14	Sep11	Jan08	May07	Feb07
Last Pay (Month/Year)	Mar30	Oct23	Apr19	Feb16	Oct07	Mar07

Class M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.9	6.1	5.0	5.6	2.7	2.0
First Pay (Month/Year)	Feb09	Jun08	Jan09	Dec09	Oct07	Mar07
Last Pay (Month/Year)	Nov26	Jul20	Oct16	Mar14	Feb08	Apr07

Class M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.9	6.0	4.9	4.8	5.1	2.2
First Pay (Month/Year)	Feb09	May08	Oct08	May09	Feb08	Apr07
Last Pay (Month/Year)	Jan26	Dec19	Mar16	Sep13	Mar14	Jul07

Class M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.9	6.0	4.8	4.5	5.5	2.4
First Pay (Month/Year)	Feb09	May08	Aug08	Jan09	Feb10	Jul07
Last Pay (Month/Year)	Feb25	Apr19	Aug15	Apr13	Aug11	Oct07

Class M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.8	6.0	4.7	4.3	4.7	2.7
First Pay (Month/Year)	Feb09	May08	Jul08	Nov08	Jul09	Oct07
Last Pay (Month/Year)	May24	Aug18	Feb15	Nov12	Apr11	Jan08

Class M-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.8	5.9	4.6	4.1	4.2	3.9
First Pay (Month/Year)	Feb09	Apr08	Jun08	Sep08	Feb09	Jan08
Last Pay (Month/Year)	Jul23	Dec17	Aug14	Jun12	Dec10	Jul12

Class M-6	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.7	5.9	4.6	4.0	3.9	5.4
First Pay (Month/Year)	Feb09	Apr08	Jun08	Aug08	Nov08	Dec09
Last Pay (Month/Year)	Jun22	Mar17	Jan14	Dec11	Jul10	Jun11

Class B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.6	5.8	4.5	3.9	3.7	4.4
First Pay (Month/Year)	Feb09	Apr08	May08	Jun08	Sep08	Apr09
Last Pay (Month/Year)	Jun21	May16	May13	Jul11	Feb10	Dec09

Class B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.4	5.6	4.4	3.7	3.5	3.8
First Pay (Month/Year)	Feb09	Apr08	May08	May08	Jul08	Oct08
Last Pay (Month/Year)	Jan20	May15	Aug12	Nov10	Aug09	Apr09

Class B-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.2	5.4	4.2	3.6	3.3	3.5
First Pay (Month/Year)	Feb09	Apr08	Apr08	May08	Jun08	Aug08
Last Pay (Month/Year)	Jun18	Jan14	Sep11	Feb10	Jan09	Oct08

Effective Collateral Net WAC – Class 1-A-2

	Spot Libor						Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	8.26%	26	8.33%	51	8.13%	1	8.26%	26	8.59%	51	10.78%
2	6.61%	27	8.06%	52	8.39%	2	10.00%	27	8.31%	52	11.17%
3	6.40%	28	8.32%	53	8.11%	3	10.00%	28	8.71%	53	10.82%
4	6.61%	29	8.05%	54	8.11%	4	10.00%	29	9.17%	54	10.80%
5	6.41%	30	8.04%	55	8.37%	5	10.00%	30	9.16%	55	11.14%
6	6.41%	31	8.31%	56	8.10%	6	10.00%	31	9.46%	56	10.77%
7	6.63%	32	8.04%	57	8.36%	7	10.00%	32	9.14%	57	11.11%
8	6.41%	33	8.30%	58	8.11%	8	10.00%	33	9.44%	58	10.76%
9	6.63%	34	8.14%	59	8.10%	9	10.00%	34	9.37%	59	10.74%
10	6.41%	35	8.20%	60	8.97%	10	10.00%	35	10.14%	60	11.87%
11	6.44%	36	8.77%	61	8.09%	11	10.00%	36	10.83%	61	10.71%
12	7.13%	37	8.20%	62	8.36%	12	10.00%	37	10.12%	62	11.04%
13	6.44%	38	8.46%	63	8.08%	13	10.00%	38	10.44%	63	10.67%
14	6.65%	39	8.19%	64	8.35%	14	10.00%	39	10.09%	64	11.02%
15	6.44%	40	8.45%	65	8.07%	15	10.00%	40	10.59%	65	10.65%
16	6.66%	41	8.18%	66	8.07%	16	10.00%	41	10.86%	66	10.63%
17	6.44%	42	8.17%	67	8.33%	17	10.00%	42	10.85%	67	10.97%
18	6.45%	43	8.44%	68	8.05%	18	10.00%	43	11.19%	68	10.60%
19	6.66%	44	8.16%	69	8.32%	19	10.00%	44	10.82%	69	10.93%
20	6.45%	45	8.43%	70	8.04%	20	10.00%	45	11.16%	70	10.57%
21	6.66%	46	8.15%	71	8.04%	21	10.00%	46	10.84%	71	10.55%
22	6.67%	47	8.15%	72	8.89%	22	10.00%	47	10.85%	72	11.67%
23	8.10%	48	9.01%	73	8.03%	23	10.00%	48	11.99%	73	10.52%
24	8.95%	49	8.14%			24	9.24%	49	10.82%
25	8.07%	50	8.40%			25	8.33%	50	11.16%

_________________________

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 3.26%; run at the Pricing Scenario (to call).  Net WAC indicates the weighted -average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.  The rate displayed is adjusted for the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

(2)

Achieved assuming one-month LIBOR and each adjustable rate Mortgage Loan index increases to 20.00% in period 2; run at the Pricing Scenario.  Net WAC indicates the weighted-average mortgage interest rate of the Mortgage Loans, adjusted to include amounts paid under the Loan Group 1 Senior Class Interest Rate Cap, less the sum of the rate at which the deal fees accrue.  The rate displayed is adjusted for the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

Effective Collateral Net WAC – Class 2-A-1, Class 2-A-2 and Class 2-A-3

	Spot Libor						Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	8.27%	26	8.36%	51	8.13%	1	8.27%	26	8.58%	51	10.86%
2	6.62%	27	8.09%	52	8.39%	2	8.00%	27	8.30%	52	11.23%
3	6.41%	28	8.36%	53	8.12%	3	8.00%	28	8.67%	53	10.87%
4	6.62%	29	8.08%	54	8.11%	4	8.00%	29	9.18%	54	10.85%
5	6.41%	30	8.08%	55	8.38%	5	8.00%	30	9.17%	55	11.20%
6	6.41%	31	8.35%	56	8.10%	6	8.00%	31	9.47%	56	10.82%
7	6.62%	32	8.07%	57	8.37%	7	8.00%	32	9.16%	57	11.16%
8	6.41%	33	8.35%	58	8.11%	8	8.00%	33	9.47%	58	10.81%
9	6.62%	34	8.17%	59	8.11%	9	8.00%	34	9.35%	59	10.79%
10	6.43%	35	8.21%	60	8.97%	10	8.00%	35	10.15%	60	11.93%
11	6.43%	36	8.77%	61	8.10%	11	8.00%	36	10.84%	61	10.76%
12	7.12%	37	8.20%	62	8.36%	12	8.00%	37	10.13%	62	11.10%
13	6.43%	38	8.46%	63	8.09%	13	8.00%	38	10.45%	63	10.72%
14	6.64%	39	8.19%	64	8.35%	14	8.00%	39	10.11%	64	11.07%
15	6.43%	40	8.46%	65	8.08%	15	8.00%	40	10.56%	65	10.70%
16	6.65%	41	8.18%	66	8.07%	16	8.00%	41	10.94%	66	10.68%
17	6.44%	42	8.17%	67	8.34%	17	8.00%	42	10.93%	67	11.02%
18	6.44%	43	8.44%	68	8.06%	18	8.00%	43	11.28%	68	10.65%
19	6.65%	44	8.16%	69	8.32%	19	8.00%	44	10.90%	69	10.98%
20	6.44%	45	8.43%	70	8.05%	20	8.00%	45	11.25%	70	10.62%
21	6.66%	46	8.15%	71	8.05%	21	8.00%	46	10.91%	71	10.60%
22	6.60%	47	8.15%	72	8.90%	22	8.00%	47	10.91%	72	11.72%
23	8.13%	48	9.02%	73	8.03%	23	8.35%	48	12.07%	73	10.57%
24	8.99%	49	8.14%			24	9.23%	49	10.88%
25	8.11%	50	8.41%			25	8.32%	50	11.23%

_____________________

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 3.26%; run at the Pricing Scenario (to call).  Net WAC indicates the weighted -average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

(2)

Achieved assuming one-month LIBOR and each adjustable rate Mortgage Loan index increases to 20.00% in period 2; run at the Pricing Scenario.  Net WAC indicates the weighted-average mortgage interest rate of the Mortgage Loans, adjusted to include amounts paid under the Loan Group 2 Senior Class Interest Rate Cap, less the sum of the rate at which the deal fees accrue.  The rate displayed is adjusted for the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

Effective Collateral Net WAC – Mezzanine & Subordinate Classes

	Spot Libor						Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	8.27%	26	8.34%	51	8.13%	1	8.27%	26	8.59%	51	10.81%
2	6.61%	27	8.07%	52	8.39%	2	8.00%	27	8.30%	52	11.19%
3	6.40%	28	8.33%	53	8.12%	3	8.00%	28	8.70%	53	10.83%
4	6.62%	29	8.06%	54	8.11%	4	8.00%	29	9.17%	54	10.82%
5	6.41%	30	8.06%	55	8.38%	5	8.00%	30	9.16%	55	11.16%
6	6.41%	31	8.32%	56	8.10%	6	8.00%	31	9.46%	56	10.78%
7	6.63%	32	8.05%	57	8.37%	7	8.00%	32	9.15%	57	11.13%
8	6.41%	33	8.32%	58	8.11%	8	8.00%	33	9.45%	58	10.77%
9	6.63%	34	8.15%	59	8.11%	9	8.00%	34	9.36%	59	10.76%
10	6.42%	35	8.20%	60	8.97%	10	8.00%	35	10.14%	60	11.89%
11	6.43%	36	8.77%	61	8.09%	11	8.00%	36	10.83%	61	10.72%
12	7.12%	37	8.20%	62	8.36%	12	8.00%	37	10.12%	62	11.06%
13	6.44%	38	8.46%	63	8.08%	13	8.00%	38	10.45%	63	10.69%
14	6.65%	39	8.19%	64	8.35%	14	8.00%	39	10.10%	64	11.04%
15	6.44%	40	8.45%	65	8.07%	15	8.00%	40	10.58%	65	10.67%
16	6.65%	41	8.18%	66	8.07%	16	8.00%	41	10.89%	66	10.65%
17	6.44%	42	8.17%	67	8.33%	17	8.00%	42	10.87%	67	10.98%
18	6.44%	43	8.44%	68	8.06%	18	8.00%	43	11.22%	68	10.61%
19	6.66%	44	8.16%	69	8.32%	19	8.00%	44	10.84%	69	10.95%
20	6.44%	45	8.43%	70	8.05%	20	8.00%	45	11.19%	70	10.59%
21	6.66%	46	8.15%	71	8.04%	21	8.00%	46	10.86%	71	10.57%
22	6.65%	47	8.15%	72	8.90%	22	8.00%	47	10.87%	72	11.68%
23	8.11%	48	9.01%	73	8.03%	23	8.36%	48	12.02%	73	10.54%
24	8.97%	49	8.14%			24	9.24%	49	10.84%
25	8.09%	50	8.40%			25	8.33%	50	11.18%

_________________________

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 3.26%; run at the Pricing Scenario (to call).  Net WAC indicates the weighted -average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

(2)

Achieved assuming one-month LIBOR and each adjustable rate Mortgage Loan index increases to 20.00% in period 2; run at the Pricing Scenario.  Net WAC indicates the weighted-average mortgage interest rate of the Mortgage Loans, adjusted to include amounts paid under the Mezzanine & Subordinate Class Interest Rate Cap, less the sum of the rate at which the deal fees accrue.  The rate displayed is adjusted for the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward Libor		Static Libor
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	26.00%	18.98%	27.90%	19.86%
Class M-2	20.80%	16.31%	22.60%	17.27%
Class M-3	17.60%	14.46%	19.35%	15.49%
Class M-4	15.10%	12.90%	16.80%	13.97%
Class M-5	12.80%	11.34%	14.45%	12.46%
Class M-6	11.05%	10.08%	12.65%	11.23%
Class B-1	9.30%	8.74%	10.90%	9.96%
Class B-2	7.85%	7.57%	9.45%	8.85%
Class B-3	6.95%	6.81%	8.50%	8.10%

Interest Rate Cap Agreements

On the Closing Date, the Trustee will enter into Interest Rate Cap Agreements with [ ] (the “Counterparty”) for the benefit of the Loan Group 1 Senior Classes, the Loan Group 2 Senior Classes and the Class M and Class B Certificates, respectively.

On each Distribution Date, payments under the Interest Rate Cap Agreements will be made based on (i) an amount equal the lesser of (a) the Notional Balance set forth in the related tables below and (b) the outstanding certificate principal of the related Certificates immediately preceding that Distribution Date and (ii) the Strike Rates set forth in the tables below.

In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when One-Month Libor exceeds the related Strike Rates beginning with the Distribution Date in May 2005.

Such payments will be capped at their related maximum amount when One-Month Libor equals or exceeds the related Ceiling Rate. The Interest Rate Cap Agreement related to the Loan Group 1 Senior Classes will terminate after the Distribution Date in February 2007.   The Interest Rate Cap Agreement related to the Loan Group 2 Senior Classes and the Mezzanine & Subordinate Classes will terminate after the Distribution Date in January 2007.

Any amounts received by the trustee under the Interest Rate Cap Agreements will be deposited to an account established by the trustee (the “Loan Group 1 Senior Class Interest Rate Cap Account,” the “Loan Group 2 Senior Class Interest Rate Cap Account,” and the “Mezzanine & Subordinate Class Interest Rate Cap Account”).

Amounts on deposit in the Interest Rate Cap Account, if any, will be available on any distribution date to pay any Basis Risk Shortfall to the related Certificates, prior to giving effect to (x) any withdrawals from the Basis Risk Reserve Fund and (y) amounts available to be paid in respect of Basis Risk Shortfalls in the excess cashflow waterfall on such distribution date (pages 10 and 11).

Amounts paid under the Interest Rate Cap Agreements not used on the related distribution date to cover Basis Risk Shortfalls to the related Certificates will be released to the Class X Certificateholders.

Loan Group 1 Senior Class Interest Rate Cap

	Distribution	Notional	Strike	Ceiling
Period	Month	Balance ($)	Rate	Rate
1	Apr-05		--	--
2	May-05	616,590,000	6.37%	9.76%
3	Jun-05	606,910,000	6.16%	9.76%
4	Jul-05	595,960,000	6.37%	9.76%
5	Aug-05	583,780,000	6.17%	9.76%
6	Sep-05	570,400,000	6.17%	9.76%
7	Oct-05	555,880,000	6.39%	9.76%
8	Nov-	540,240,000	6.17%	9.76%
9	Dec-05	523,560,000	6.39%	9.76%
10	Jan-06	505,890,000	6.17%	9.76%
11	Feb-06	487,550,000	6.20%	9.76%
12	Mar-	469,740,000	6.89%	9.76%
13	Apr-06	452,440,000	6.20%	9.76%
14	May-06	435,640,000	6.41%	9.76%
15	Jun-06	419,320,000	6.20%	9.76%
16	Jul-06	403,470,000	6.42%	9.76%
17	Aug-06	388,080,000	6.22%	9.76%
18	Sep-06	373,130,000	6.22%	9.76%
19	Oct-06	358,610,000	6.44%	9.76%
20	Nov-	344,510,000	6.22%	9.76%
21	Dec-06	328,190,000	6.44%	9.76%
22	Jan-07	302,130,000	6.47%	9.76%
23	Feb-07	277,690,000	8.12%	9.76%

Loan Group 2 Senior Class Interest Rate Cap

	Distribution	Notional	Strike	Ceiling
Period	Month	Balance ($)	Rate	Rate
1	Apr-05
2	May-05	317,630,000	6.36%	7.74%
3	Jun-05	312,570,000	6.15%	7.74%
4	Jul-05	306,860,000	6.36%	7.74%
5	Aug-05	300,520,000	6.15%	7.74%
6	Sep-05	293,570,000	6.15%	7.74%
7	Oct-05	286,020,000	6.36%	7.74%
8	Nov-05	277,900,000	6.15%	7.74%
9	Dec-05	269,240,000	6.36%	7.74%
10	Jan-06	260,080,000	6.17%	7.74%
11	Feb-06	250,650,000	6.17%	7.74%
12	Mar-06	241,480,000	6.86%	7.74%
13	Apr-06	232,580,000	6.17%	7.74%
14	May-06	223,940,000	6.38%	7.74%
15	Jun-06	215,540,000	6.17%	7.74%
16	Jul-06	207,380,000	6.40%	7.74%
17	Aug-06	199,470,000	6.18%	7.74%
18	Sep-06	191,770,000	6.19%	7.74%
19	Oct-06	184,300,000	6.40%	7.74%
20	Nov-06	176,990,000	6.19%	7.74%
21	Dec-06	168,930,000	6.40%	7.74%
22	Jan-07	155,490,000	6.36%	7.74%

Mezzanine & Subordinate Class Interest Rate Cap

	Distribution	Notional	Strike	Ceiling
Period	Month	Balance ($)	Rate	Rate
1	Apr-05
2	May-05	202,975,000	5.70%	7.09%
3	Jun-05	202,975,000	5.49%	7.09%
4	Jul-05	202,975,000	5.71%	7.09%
5	Aug-05	202,975,000	5.50%	7.09%
6	Sep-05	202,975,000	5.50%	7.09%
7	Oct-05	202,975,000	5.72%	7.09%
8	Nov-05	202,975,000	5.50%	7.09%
9	Dec-05	202,975,000	5.72%	7.09%
10	Jan-06	202,975,000	5.51%	7.09%
11	Feb-06	202,975,000	5.52%	7.09%
12	Mar-06	202,975,000	6.21%	7.09%
13	Apr-06	202,975,000	5.53%	7.09%
14	May-06	202,975,000	5.74%	7.09%
15	Jun-06	202,975,000	5.53%	7.09%
16	Jul-06	202,975,000	5.75%	7.09%
17	Aug-06	202,975,000	5.54%	7.09%
18	Sep-06	202,975,000	5.55%	7.09%
19	Oct-06	202,975,000	5.76%	7.09%
20	Nov-06	202,975,000	5.55%	7.09%
21	Dec-06	202,975,000	5.76%	7.09%
22	Jan-07	202,975,000	5.77%	7.09%

Class A-IO-2 Notional Schedule

	Payment	Notional *	One-Month Libor **
Period	Date	Balance ($)	Strike Rate
1	Apr-05	---	---
2	May-05	---	---
3	Jun-05	1,054,000,000	[2.80%]
4	Jul-05	1,010,000,000	[2.80%]
5	Aug-05	967,000,000	[2.80%]
6	Sep-05	926,000,000	[2.80%]
7	Oct-05	886,000,000	[2.80%]
8	Nov-05	849,000,000	[2.80%]
9	Dec-05	812,000,000	[2.80%]
10	Jan-06	778,000,000	[2.80%]
11	Feb-06	745,000,000	[2.80%]
12	Mar-06	713,000,000	[2.80%]
13	Apr-06	683,000,000	[2.80%]
14	May-06	653,000,000	[2.80%]
15	Jun-06	625,000,000	[2.80%]
16	Jul-06	599,000,000	[2.80%]
17	Aug-06	574,000,000	[2.80%]
18	Sep-06	550,000,000	[2.80%]
19	Oct-06	526,000,000	[2.80%]
20	Nov-06	503,000,000	[2.80%]
21	Dec-06	482,000,000	[2.80%]
22	Jan-07	461,000,000	[2.80%]
23	Feb-07	442,000,000	[2.80%]
24	Mar-07	423,000,000	[2.80%]
25 & Thereafter	Apr-07	---	---

______________________________________

*

The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above             and (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

*

The per annum pass-thru rate to Class A-IO-2 each period shall be the greater of (i) 0.00% and (ii) the excess, if any, of the One-Month Libor Strike Rate for such period (shown above) and the one-month libor rate for such period.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 20.5% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,556
Total Outstanding Loan Balance	$1,064,675,737	*	Min	Max
Average Loan Current Balance	$162,397		$4,936	$850,000
Weighted Average Original LTV	80.4%	**
Weighted Average Coupon	7.13%		3.80%	14.25%
Arm Weighted Average Coupon	7.02%
Fixed Weighted Average Coupon	7.66%
Weighted Average Margin	6.26%		2.25%	12.50%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	81.5%
% Fixed	18.5%
% of Loans with Mortgage Insurance	0.5%

*

Total collateral will be approximately [$1,150,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
3.80 - 5.00	16	3,888,295	0.4	4.79	82.8	690
5.01 - 5.50	142	36,793,239	3.5	5.36	76.8	651
5.51 - 6.00	679	146,712,707	13.8	5.85	77.2	646
6.01 - 6.50	838	175,387,177	16.5	6.33	78.5	642
6.51 - 7.00	1,161	227,825,315	21.4	6.80	79.7	635
7.01 - 7.50	837	145,799,333	13.7	7.29	81.2	629
7.51 - 8.00	860	138,524,474	13.0	7.79	81.7	611
8.01 - 8.50	519	74,116,444	7.0	8.29	83.5	608
8.51 - 9.00	431	51,606,097	4.8	8.76	82.7	593
9.01 - 9.50	208	21,183,056	2.0	9.29	85.4	581
9.51 - 10.00	190	14,311,987	1.3	9.78	85.2	598
10.01 - 10.50	142	8,273,908	0.8	10.31	84.4	584
10.51 - 11.00	172	8,202,204	0.8	10.83	92.5	617
11.01 - 11.50	87	4,064,290	0.4	11.26	94.3	614
11.51 - 12.00	190	5,567,361	0.5	11.77	93.1	596
12.01 - 12.50	24	673,264	0.1	12.31	90.4	594
12.51 - 13.00	19	902,187	0.1	12.65	96.0	617
13.01 - 13.50	5	250,757	0.0	13.45	94.9	612
13.51 - 14.00	35	576,068	0.1	13.69	100.0	589
14.01 - 14.25	1	17,574	0.0	14.25	100.0	609
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
495 - 500	10	1,283,503	0.1	8.38	69.3	499
501 - 525	204	32,144,849	3.0	8.38	72.6	516
526 - 550	435	70,270,769	6.6	7.84	74.4	539
551 - 575	596	96,956,340	9.1	7.52	77.5	564
576 - 600	1,103	147,907,034	13.9	7.34	81.7	588
601 - 625	1,113	175,148,068	16.5	6.98	80.4	613
626 - 650	1,154	185,605,460	17.4	7.04	81.8	638
651 - 675	820	141,566,920	13.3	6.89	81.7	663
676 - 700	503	97,045,115	9.1	6.80	81.8	688
701 - 725	284	54,705,161	5.1	6.72	82.1	711
726 - 750	169	32,426,574	3.0	6.68	82.6	737
751 - 775	107	18,626,051	1.7	6.84	82.5	762
776 - 800	38	7,529,289	0.7	6.65	83.7	782
801 - 814	20	3,460,602	0.3	6.93	76.8	807
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,936 - 50,000	760	22,188,396	2.1	10.24	91.1	618
50,001 - 100,000	1,422	109,188,325	10.3	7.96	81.3	623
100,001 - 150,000	1,488	184,588,405	17.3	7.32	80.7	620
150,001 - 200,000	1,060	184,770,686	17.4	7.01	79.8	625
200,001 - 250,000	638	142,319,648	13.4	6.97	78.9	623
250,001 - 300,000	441	120,780,145	11.3	6.86	79.3	631
300,001 - 350,000	259	83,628,359	7.9	6.78	80.8	633
350,001 - 400,000	187	70,182,725	6.6	6.86	81.2	633
400,001 - 450,000	120	51,001,645	4.8	6.73	80.2	642
450,001 - 500,000	99	47,551,865	4.5	6.62	81.0	649
500,001 - 550,000	35	18,344,179	1.7	6.53	82.1	654
550,001 - 600,000	21	12,138,119	1.1	6.87	79.0	627
600,001 - 750,000	21	13,874,677	1.3	6.43	79.2	664
750,001 - 800,000	2	1,599,469	0.2	7.62	76.4	661
800,001 - 850,000	3	2,519,093	0.2	7.86	75.8	618
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.480 - 50.000	167	21,431,436	2.0	6.98	40.9	602
50.001 - 55.000	72	12,807,759	1.2	6.61	52.7	615
55.001 - 60.000	100	15,878,409	1.5	7.07	57.9	593
60.001 - 65.000	212	38,955,127	3.7	7.04	63.3	600
65.001 - 70.000	275	52,284,651	4.9	7.03	68.6	599
70.001 - 75.000	376	72,632,792	6.8	7.14	73.8	600
75.001 - 80.000	2,709	488,537,016	45.9	6.81	79.8	641
80.001 - 85.000	593	104,986,878	9.9	7.25	84.5	607
85.001 - 90.000	807	146,850,496	13.8	7.30	89.6	623
90.001 - 95.000	368	55,376,490	5.2	7.86	94.8	649
95.001 - 100.000	877	54,934,684	5.2	8.99	99.8	657
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,672	216,572,201	20.3	7.57	81.8	625
0.50	6	1,927,318	0.2	8.46	82.2	622
1.00	372	80,961,410	7.6	7.19	81.1	644
1.50	1	202,277	0.0	8.99	90.0	591
1.75	58	18,043,472	1.7	6.57	81.0	659
2.00	3,125	545,474,824	51.2	7.05	80.9	625
2.50	4	738,919	0.1	8.36	84.9	657
3.00	1,245	188,799,963	17.7	6.91	77.0	631
4.00	2	459,983	0.0	7.16	89.3	661
5.00	71	11,495,369	1.1	6.81	79.8	632
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	4,138	618,324,404	58.1	7.00	80.9	617
Reduced	933	170,057,617	16.0	7.24	81.8	656
No Income/ No Asset	82	11,188,047	1.1	7.03	79.7	643
Stated Income / Stated Assets	1,403	265,105,668	24.9	7.38	78.4	636
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	6,082	1,001,093,480	94.0	7.09	80.3	626
Second Home	39	7,064,427	0.7	7.06	84.6	665
Investor	435	56,517,829	5.3	7.92	82.3	663
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,037	271,795,283	25.5	6.69	77.1	634
Florida	829	124,695,159	11.7	7.33	80.5	630
New York	217	54,971,551	5.2	7.03	78.5	629
Texas	630	54,617,963	5.1	7.86	82.7	627
Nevada	235	50,403,275	4.7	7.07	79.6	639
Illinois	269	44,074,590	4.1	7.33	82.9	634
Maryland	179	34,920,086	3.3	7.15	79.9	609
New Jersey	138	32,947,973	3.1	7.24	79.6	609
Arizona	225	30,556,370	2.9	7.16	81.8	628
Virginia	185	29,510,945	2.8	7.21	80.8	611
Washington	173	27,988,609	2.6	6.74	80.6	643
Oregon	171	27,423,630	2.6	6.98	81.1	638
Massachusetts	103	25,301,970	2.4	6.94	77.2	624
Michigan	220	24,113,093	2.3	7.65	84.3	623
Georgia	196	23,920,523	2.2	7.50	84.8	617
Other	1,749	207,434,717	19.5	7.37	83.5	624
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	3,262	474,124,526	44.5	7.22	83.6	650
Refinance - Rate Term	359	50,985,843	4.8	7.15	80.0	617
Refinance - Cashout	2,935	539,565,369	50.7	7.05	77.6	611
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	28	7,059,692	0.7	6.72	84.4	623
Arm 2/28	4,122	769,743,128	72.3	7.07	81.0	627
Arm 3/27	406	73,658,953	6.9	6.58	79.0	622
Arm 5/25	52	11,137,226	1.0	6.62	80.8	657
Arm 6 Month	29	6,001,862	0.6	6.38	81.9	650
Fixed Rate	1,919	197,074,876	18.5	7.66	78.3	634
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	5,345	832,967,090	78.2	7.13	80.3	625
PUD	491	101,699,653	9.6	7.06	80.7	636
Condo	350	53,292,691	5.0	7.14	81.2	634
2 Family	254	48,841,068	4.6	7.10	80.1	642
3-4 Family	116	27,875,235	2.6	7.56	80.5	664
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	44	8,450,880	1.0	5.75	80.6	684
4.01 - 4.50	113	24,107,900	2.8	5.75	79.8	663
4.51 - 5.00	289	56,144,470	6.5	6.29	81.0	662
5.01 - 5.50	539	100,466,062	11.6	6.49	80.3	643
5.51 - 6.00	985	194,639,224	22.4	6.66	80.2	633
6.01 - 6.50	700	126,365,341	14.6	7.02	81.7	629
6.51 - 7.00	1,243	248,710,827	28.7	7.23	81.0	613
7.01 - 7.50	323	51,445,074	5.9	8.03	81.8	617
7.51 - 8.00	206	32,264,765	3.7	8.40	82.2	601
8.01 - 8.50	110	15,311,535	1.8	8.82	81.2	580
8.51 - 9.00	52	6,638,887	0.8	9.38	77.6	554
9.01 - 9.50	22	2,009,460	0.2	9.86	76.9	548
9.51 - 10.00	8	803,150	0.1	10.59	78.7	578
10.01 - 10.50	2	125,786	0.0	11.34	80.0	571
10.51 - 12.50	1	117,501	0.0	6.99	94.8	609
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	12	1,659,604	0.2	6.26	88.0	661
4 - 6	17	4,342,258	0.5	6.43	79.6	646
7 - 9	4	886,157	0.1	7.06	85.2	684
10 - 12	25	6,815,158	0.8	6.59	82.9	619
13 - 15	6	951,422	0.1	7.22	82.7	650
16 - 18	40	6,801,392	0.8	7.48	81.8	637
19 - 21	1,746	332,021,981	38.3	7.03	81.4	626
22 - 24	2,330	429,389,242	49.5	7.09	80.8	627
25 - 27	2	265,702	0.0	6.20	85.7	673
28 - 30	7	924,081	0.1	7.26	84.4	648
31 - 33	189	36,313,338	4.2	6.49	79.6	623
34 - 36	207	36,093,301	4.2	6.65	78.2	619
37 - 59	52	11,137,226	1.3	6.62	80.8	657
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	47	10,322,250	1.2	5.28	78.3	646
11.51 - 12.00	291	55,383,991	6.4	5.81	78.4	632
12.01 - 12.50	347	75,627,970	8.7	5.98	77.1	633
12.51 - 13.00	610	134,948,080	15.6	6.25	79.2	644
13.01 - 13.50	625	127,820,364	14.7	6.59	81.2	639
13.51 - 14.00	835	165,107,791	19.0	7.04	81.6	630
14.01 - 14.50	628	110,763,776	12.8	7.50	82.3	630
14.51 - 15.00	538	88,577,513	10.2	7.92	83.1	606
15.01 - 15.50	321	47,429,328	5.5	8.46	84.9	604
15.51 - 16.00	231	31,135,592	3.6	8.84	81.9	585
16.01 - 16.50	74	9,580,460	1.1	9.33	81.1	552
16.51 - 17.00	44	5,603,927	0.6	9.79	79.2	581
17.01 - 17.50	25	2,656,077	0.3	10.33	71.2	537
17.51 - 18.00	11	1,306,001	0.2	10.82	73.2	572
18.01 - 20.70	10	1,337,743	0.2	11.09	70.2	545
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	24	4,019,869	0.5	5.99	86.4	679
4.51 - 5.50	211	47,468,581	5.5	5.59	79.2	655
5.51 - 6.00	629	132,765,276	15.3	5.90	78.7	643
6.01 - 6.50	690	145,342,068	16.8	6.39	80.2	639
6.51 - 7.00	924	184,607,073	21.3	6.86	81.4	634
7.01 - 7.50	659	120,316,558	13.9	7.35	82.0	628
7.51 - 8.00	652	113,502,782	13.1	7.84	82.2	607
8.01 - 8.50	371	57,810,647	6.7	8.32	83.1	604
8.51 - 9.00	270	36,421,681	4.2	8.77	81.1	580
9.01 - 9.50	97	12,679,053	1.5	9.28	81.5	557
9.51 - 10.00	57	6,764,122	0.8	9.76	78.5	573
10.01 - 10.50	28	2,843,749	0.3	10.31	71.3	536
10.51 - 11.00	13	1,418,494	0.2	10.80	73.6	577
11.01 - 11.50	5	713,124	0.1	11.14	71.6	548
11.51 - 12.00	4	514,373	0.1	11.82	65.1	522
12.51 - 14.50	3	413,410	0.0	6.89	81.7	666
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	20	3,347,486	0.4	6.27	85.2	652
1.50	525	94,475,193	10.9	7.27	81.3	630
2.00	147	37,204,370	4.3	6.64	82.0	650
3.00	3,944	732,406,642	84.4	7.01	80.8	625
5.00	1	167,171	0.0	5.50	80.0	746
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,335	399,629,635	46.1	7.05	81.1	630
1.50	1,870	372,763,270	43.0	7.00	81.0	627
2.00	432	95,207,956	11.0	6.93	79.3	614
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	5,687	846,265,656	79.5	7.27	80.2	622
24	388	102,650,487	9.6	6.48	82.0	653
36	31	7,180,017	0.7	6.39	79.6	638
60	450	108,579,576	10.2	6.76	80.6	654
Total:	6,556	1,064,675,737	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 20.1% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,770
Total Outstanding Loan Balance	$706,824,837	*	Min	Max
Average Loan Current Balance	$148,181		$4,936	$652,347
Weighted Average Original LTV	80.4%	**
Weighted Average Coupon	7.13%		3.80%	14.25%
Arm Weighted Average Coupon	7.02%
Fixed Weighted Average Coupon	7.64%
Weighted Average Margin	6.27%		2.25%	12.50%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	81.4%
% Fixed	18.6%
% of Loans with Mortgage Insurance	0.5%

*

Total collateral will be approximately [$759,000,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
3.80 - 5.00	11	2,244,900	0.3	4.66	79.0	672
5.01 - 5.50	93	20,057,230	2.8	5.38	76.1	648
5.51 - 6.00	514	97,196,795	13.8	5.84	76.4	647
6.01 - 6.50	664	124,428,037	17.6	6.32	78.1	638
6.51 - 7.00	885	156,528,957	22.1	6.80	79.5	635
7.01 - 7.50	584	93,637,237	13.2	7.29	81.5	632
7.51 - 8.00	600	91,135,231	12.9	7.79	82.0	614
8.01 - 8.50	320	44,539,318	6.3	8.31	84.3	608
8.51 - 9.00	284	32,646,203	4.6	8.76	84.0	597
9.01 - 9.50	148	14,425,768	2.0	9.30	85.5	584
9.51 - 10.00	148	10,222,632	1.4	9.77	87.0	595
10.01 - 10.50	99	5,635,593	0.8	10.31	84.6	577
10.51 - 11.00	119	4,793,164	0.7	10.82	91.9	607
11.01 - 11.50	65	2,531,048	0.4	11.24	94.0	612
11.51 - 12.00	165	4,691,216	0.7	11.77	93.2	595
12.01 - 12.50	20	609,955	0.1	12.31	89.7	591
12.51 - 13.00	17	880,647	0.1	12.64	95.9	618
13.01 - 13.50	2	76,896	0.0	13.50	100.0	615
13.51 - 14.00	31	526,435	0.1	13.69	100.0	588
14.01 - 14.25	1	17,574	0.0	14.25	100.0	609
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
495 - 500	7	1,062,228	0.2	8.39	73.0	498
501 - 525	149	24,002,280	3.4	8.34	73.6	517
526 - 550	311	51,085,908	7.2	7.75	74.8	539
551 - 575	418	63,791,672	9.0	7.47	77.1	563
576 - 600	756	89,694,520	12.7	7.25	80.4	588
601 - 625	806	115,301,744	16.3	6.99	80.8	613
626 - 650	862	123,767,520	17.5	7.07	82.2	638
651 - 675	594	89,669,275	12.7	6.95	81.9	663
676 - 700	400	69,944,156	9.9	6.83	81.8	688
701 - 725	211	36,200,767	5.1	6.75	82.2	712
726 - 750	131	22,663,135	3.2	6.63	82.9	737
751 - 775	82	12,618,228	1.8	6.74	82.7	762
776 - 800	27	4,392,441	0.6	6.77	82.1	783
801 - 814	16	2,630,964	0.4	7.11	76.9	808
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,936 - 50,000	623	17,610,716	2.5	10.34	93.7	619
50,001 - 100,000	977	74,559,498	10.5	7.85	81.4	625
100,001 - 150,000	1,074	133,805,145	18.9	7.22	80.5	624
150,001 - 200,000	858	150,111,142	21.2	6.94	79.8	629
200,001 - 250,000	539	120,248,062	17.0	6.90	78.9	627
250,001 - 300,000	395	108,176,764	15.3	6.82	79.2	632
300,001 - 350,000	241	77,909,689	11.0	6.76	81.0	633
350,001 - 400,000	44	15,896,218	2.2	6.98	81.0	622
400,001 - 450,000	13	5,445,752	0.8	7.13	82.6	647
450,001 - 500,000	5	2,409,504	0.3	7.40	80.7	692
600,001 - 652,347	1	652,347	0.1	5.95	79.9	638
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.480 - 50.000	116	15,851,854	2.2	6.75	41.0	612
50.001 - 55.000	46	7,547,076	1.1	6.43	52.9	617
55.001 - 60.000	68	11,165,854	1.6	6.79	57.7	599
60.001 - 65.000	155	27,766,374	3.9	6.99	63.3	600
65.001 - 70.000	204	36,734,183	5.2	6.99	68.6	594
70.001 - 75.000	248	44,637,659	6.3	7.16	73.7	587
75.001 - 80.000	1,978	324,030,041	45.8	6.83	79.8	641
80.001 - 85.000	406	66,629,208	9.4	7.18	84.4	609
85.001 - 90.000	551	93,617,945	13.2	7.27	89.6	627
90.001 - 95.000	292	40,192,042	5.7	7.90	94.8	650
95.001 - 100.000	706	38,652,602	5.5	9.05	99.9	656
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,225	145,065,371	20.5	7.59	82.5	625
0.50	4	748,698	0.1	7.21	80.3	598
1.00	309	59,094,347	8.4	7.19	80.4	641
1.50	1	202,277	0.0	8.99	90.0	591
1.75	47	12,531,929	1.8	6.61	81.5	653
2.00	2,249	354,673,471	50.2	7.03	80.8	626
2.50	3	584,536	0.1	8.32	83.6	679
3.00	931	133,742,218	18.9	6.92	76.9	630
5.00	1	181,990	0.0	5.75	79.8	520
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,972	411,217,806	58.2	7.00	80.8	617
Reduced	715	111,131,475	15.7	7.29	82.2	657
No Income/ No Asset	49	6,910,755	1.0	6.85	81.3	639
Stated Income / Stated Assets	1,034	177,564,801	25.1	7.34	78.1	635
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,441	663,326,541	93.8	7.09	80.1	626
Second Home	19	3,228,067	0.5	6.92	81.8	652
Investor	310	40,270,230	5.7	7.83	84.8	672
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	726	158,966,674	22.5	6.69	75.3	628
Florida	571	82,046,005	11.6	7.24	81.1	635
New York	171	41,113,854	5.8	6.95	77.2	627
Texas	464	37,572,713	5.3	7.94	83.6	628
Illinois	235	37,466,781	5.3	7.30	83.8	637
Nevada	172	32,892,747	4.7	7.03	79.0	643
New Jersey	113	24,267,212	3.4	7.20	79.6	608
Maryland	130	22,824,628	3.2	7.21	80.4	607
Arizona	174	22,223,450	3.1	7.08	81.6	631
Massachusetts	89	20,554,134	2.9	6.95	78.4	621
Washington	131	19,721,302	2.8	6.78	80.7	647
Virginia	136	19,670,080	2.8	7.26	81.2	611
Michigan	175	18,302,190	2.6	7.59	85.1	632
Colorado	125	17,560,904	2.5	7.09	83.2	628
Oregon	117	16,317,157	2.3	6.92	82.1	635
Other	1,241	135,325,005	19.1	7.41	84.2	625
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,393	311,874,535	44.1	7.26	83.9	653
Refinance - Rate Term	259	35,019,379	5.0	7.14	79.5	618
Refinance - Cashout	2,118	359,930,923	50.9	7.02	77.4	608
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	23	4,708,442	0.7	6.82	83.4	613
Arm 2/28	2,967	505,456,561	71.5	7.07	81.0	628
Arm 3/27	310	52,622,832	7.4	6.62	79.2	622
Arm 5/25	40	7,486,399	1.1	6.75	80.3	649
Arm 6 Month	27	5,151,540	0.7	6.26	82.0	662
Fixed Rate	1,403	131,399,063	18.6	7.64	78.1	631
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,827	537,370,256	76.0	7.13	80.2	624
PUD	365	65,184,004	9.2	7.09	80.9	634
2 Family	209	39,614,542	5.6	7.06	80.2	641
Condo	267	39,144,011	5.5	7.10	81.0	636
3-4 Family	102	25,512,024	3.6	7.49	81.2	662
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	33	5,650,705	1.0	5.94	80.3	681
4.01 - 4.50	75	14,132,642	2.5	5.81	79.5	663
4.51 - 5.00	216	39,105,680	6.8	6.23	80.8	661
5.01 - 5.50	374	62,749,650	10.9	6.41	80.0	646
5.51 - 6.00	736	132,676,673	23.1	6.62	80.1	633
6.01 - 6.50	489	82,925,835	14.4	6.96	81.7	634
6.51 - 7.00	937	167,422,276	29.1	7.31	81.2	611
7.01 - 7.50	224	33,067,901	5.7	8.04	82.6	621
7.51 - 8.00	147	21,178,057	3.7	8.48	82.9	601
8.01 - 8.50	72	9,052,017	1.6	8.81	81.1	576
8.51 - 9.00	38	5,157,349	0.9	9.46	76.2	550
9.01 - 9.50	18	1,619,181	0.3	9.67	77.3	546
9.51 - 10.00	5	444,522	0.1	10.36	85.9	613
10.01 - 10.50	2	125,786	0.0	11.34	80.0	571
10.51 - 12.50	1	117,501	0.0	6.99	94.8	609
Total:	3,367	575,425,774	100.0	7.02	80.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	12	1,659,604	0.3	6.26	88.0	661
4 - 6	15	3,491,935	0.6	6.26	79.1	662
7 - 9	4	886,157	0.2	7.06	85.2	684
10 - 12	19	3,822,285	0.7	6.76	83.0	597
13 - 15	5	720,764	0.1	7.38	85.1	651
16 - 18	23	3,288,240	0.6	7.73	82.3	637
19 - 21	1,322	220,864,745	38.4	7.10	81.4	624
22 - 24	1,618	280,645,344	48.8	7.04	80.7	630
25 - 27	2	265,702	0.0	6.20	85.7	673
28 - 30	7	924,081	0.2	7.26	84.4	648
31 - 33	142	23,923,755	4.2	6.53	80.2	624
34 - 36	158	27,446,763	4.8	6.69	78.2	619
37 - 58	40	7,486,399	1.3	6.75	80.3	649
Total:	3,367	575,425,774	100.0	7.02	80.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	37	7,343,495	1.3	5.25	78.3	641
11.51 - 12.00	227	39,296,826	6.8	5.82	77.8	629
12.01 - 12.50	260	49,082,957	8.5	6.06	76.6	625
12.51 - 13.00	448	87,255,754	15.2	6.26	79.1	643
13.01 - 13.50	475	86,843,034	15.1	6.58	81.4	638
13.51 - 14.00	631	111,858,198	19.4	7.03	81.5	633
14.01 - 14.50	436	70,074,209	12.2	7.49	82.6	636
14.51 - 15.00	381	59,528,818	10.3	7.95	83.9	611
15.01 - 15.50	209	30,486,688	5.3	8.47	85.3	604
15.51 - 16.00	151	19,656,377	3.4	8.85	82.4	589
16.01 - 16.50	46	6,255,311	1.1	9.35	79.6	552
16.51 - 17.00	31	3,565,228	0.6	9.80	78.4	569
17.01 - 17.50	18	2,156,044	0.4	10.32	70.4	536
17.51 - 18.00	9	1,016,105	0.2	10.78	72.6	574
18.01 - 18.99	8	1,006,729	0.2	11.48	69.7	540
Total:	3,367	575,425,774	100.0	7.02	80.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	21	3,440,552	0.6	6.03	86.7	686
4.51 - 5.50	158	29,082,062	5.1	5.72	79.0	652
5.51 - 6.00	481	87,921,203	15.3	5.90	78.4	643
6.01 - 6.50	545	102,674,522	17.8	6.40	80.1	635
6.51 - 7.00	713	127,353,990	22.1	6.87	81.3	634
7.01 - 7.50	465	77,908,772	13.5	7.38	82.6	634
7.51 - 8.00	450	72,815,299	12.7	7.86	82.5	611
8.01 - 8.50	232	35,250,304	6.1	8.35	83.2	603
8.51 - 9.00	170	22,510,578	3.9	8.76	81.4	581
9.01 - 9.50	53	7,508,747	1.3	9.30	79.5	549
9.51 - 10.00	40	4,394,649	0.8	9.77	77.9	564
10.01 - 10.50	20	2,295,758	0.4	10.31	70.5	536
10.51 - 11.00	9	1,016,105	0.2	10.78	72.6	574
11.01 - 11.50	4	492,355	0.1	11.11	74.6	558
11.51 - 12.00	4	514,373	0.1	11.82	65.1	522
12.51 - 14.50	2	246,503	0.0	7.05	81.9	697
Total:	3,367	575,425,774	100.0	7.02	80.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	19	2,857,926	0.5	6.22	86.2	660
1.50	283	53,071,160	9.2	7.17	80.5	637
2.00	124	26,855,228	4.7	6.67	81.8	647
3.00	2,940	492,474,288	85.6	7.02	80.8	625
5.00	1	167,171	0.0	5.50	80.0	746
Total:	3,367	575,425,774	100.0	7.02	80.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,711	268,987,336	46.7	7.00	81.2	632
1.50	1,300	238,588,001	41.5	7.03	80.9	627
2.00	356	67,850,436	11.8	7.02	79.6	613
Total:	3,367	575,425,774	100.0	7.02	80.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,086	564,892,189	79.9	7.24	80.1	622
24	296	62,914,501	8.9	6.52	82.0	655
36	26	5,145,347	0.7	6.54	80.0	633
60	362	73,872,800	10.5	6.86	81.2	651
Total:	4,770	706,824,837	100.0	7.13	80.4	628

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 21.4% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,786
Total Outstanding Loan Balance	$357,850,900	*	Min	Max
Average Loan Current Balance	$200,364		$6,516	$850,000
Weighted Average Original LTV	80.5%	**
Weighted Average Coupon	7.14%		4.95%	13.69%
Arm Weighted Average Coupon	7.01%
Fixed Weighted Average Coupon	7.69%
Weighted Average Margin	6.25%		3.25%	9.74%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	3
% First Liens	97.5%
% Second Liens	2.5%
% Arms	81.6%
% Fixed	18.4%
% of Loans with Mortgage Insurance	0.6%

*

Total collateral will be approximately [$391,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.95 - 5.00	5	1,643,395	0.5	4.96	87.9	715
5.01 - 5.50	49	16,736,009	4.7	5.34	77.6	654
5.51 - 6.00	165	49,515,912	13.8	5.86	78.8	646
6.01 - 6.50	174	50,959,140	14.2	6.33	79.4	653
6.51 - 7.00	276	71,296,358	19.9	6.81	80.1	637
7.01 - 7.50	253	52,162,097	14.6	7.30	80.5	623
7.51 - 8.00	260	47,389,243	13.2	7.78	81.1	604
8.01 - 8.50	199	29,577,125	8.3	8.27	82.4	607
8.51 - 9.00	147	18,959,894	5.3	8.76	80.5	587
9.01 - 9.50	60	6,757,288	1.9	9.27	85.1	576
9.51 - 10.00	42	4,089,354	1.1	9.79	80.6	608
10.01 - 10.50	43	2,638,315	0.7	10.31	84.0	601
10.51 - 11.00	53	3,409,040	1.0	10.84	93.5	631
11.01 - 11.50	22	1,533,242	0.4	11.30	94.7	619
11.51 - 12.00	25	876,145	0.2	11.80	92.9	602
12.01 - 12.50	4	63,310	0.0	12.35	97.1	626
12.51 - 13.00	2	21,540	0.0	12.96	97.7	574
13.01 - 13.50	3	173,860	0.0	13.44	92.6	611
13.51 - 13.69	4	49,632	0.0	13.69	99.9	593
Total:	1,786	357,850,900	100.0	7.14	80.5	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
499 - 500	3	221,275	0.1	8.34	51.5	499
501 - 525	55	8,142,569	2.3	8.48	69.9	514
526 - 550	124	19,184,861	5.4	8.09	73.4	538
551 - 575	178	33,164,669	9.3	7.63	78.3	565
576 - 600	347	58,212,514	16.3	7.47	83.7	588
601 - 625	307	59,846,325	16.7	6.96	79.7	612
626 - 650	292	61,837,940	17.3	6.99	81.0	638
651 - 675	226	51,897,645	14.5	6.80	81.3	662
676 - 700	103	27,100,959	7.6	6.72	81.7	688
701 - 725	73	18,504,394	5.2	6.65	81.8	710
726 - 750	38	9,763,439	2.7	6.78	81.8	736
751 - 775	25	6,007,824	1.7	7.06	82.1	763
776 - 800	11	3,136,848	0.9	6.49	86.0	780
801 - 814	4	829,638	0.2	6.38	76.3	806
Total:	1,786	357,850,900	100.0	7.14	80.5	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,516 - 50,000	137	4,577,680	1.3	9.86	81.1	614
50,001 - 100,000	445	34,628,827	9.7	8.20	81.1	617
100,001 - 150,000	414	50,783,261	14.2	7.59	81.2	608
150,001 - 200,000	202	34,659,543	9.7	7.32	80.2	609
200,001 - 250,000	99	22,071,586	6.2	7.34	78.7	601
250,001 - 300,000	46	12,603,381	3.5	7.18	80.4	616
300,001 - 350,000	18	5,718,671	1.6	7.14	77.6	633
350,001 - 400,000	143	54,286,507	15.2	6.83	81.3	636
400,001 - 450,000	107	45,555,893	12.7	6.68	79.9	641
450,001 - 500,000	94	45,142,361	12.6	6.58	81.0	646
500,001 - 550,000	35	18,344,179	5.1	6.53	82.1	654
550,001 - 600,000	21	12,138,119	3.4	6.87	79.0	627
600,001 - 750,000	20	13,222,330	3.7	6.46	79.2	665
750,001 - 800,000	2	1,599,469	0.4	7.62	76.4	661
800,001 - 850,000	3	2,519,093	0.7	7.86	75.8	618
Total:	1,786	357,850,900	100.0	7.14	80.5	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
17.860 - 50.000	51	5,579,582	1.6	7.62	40.5	575
50.001 - 55.000	26	5,260,683	1.5	6.88	52.4	613
55.001 - 60.000	32	4,712,555	1.3	7.73	58.5	578
60.001 - 65.000	57	11,188,753	3.1	7.19	63.4	600
65.001 - 70.000	71	15,550,467	4.3	7.14	68.5	612
70.001 - 75.000	128	27,995,133	7.8	7.10	73.9	621
75.001 - 80.000	731	164,506,974	46.0	6.77	79.7	641
80.001 - 85.000	187	38,357,671	10.7	7.36	84.5	605
85.001 - 90.000	256	53,232,551	14.9	7.35	89.6	616
90.001 - 95.000	76	15,184,448	4.2	7.76	94.8	644
95.001 - 100.000	171	16,282,082	4.5	8.87	99.7	659
Total:	1,786	357,850,900	100.0	7.14	80.5	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	447	71,506,830	20.0	7.54	80.4	625
0.50	2	1,178,620	0.3	9.25	83.5	637
1.00	63	21,867,064	6.1	7.21	82.9	650
1.75	11	5,511,543	1.5	6.48	79.9	673
2.00	876	190,801,352	53.3	7.07	81.2	623
2.50	1	154,383	0.0	8.53	90.0	575
3.00	314	55,057,745	15.4	6.89	77.2	634
4.00	2	459,983	0.1	7.16	89.3	661
5.00	70	11,313,380	3.2	6.82	79.8	634
Total:	1,786	357,850,900	100.0	7.14	80.5	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,166	207,106,598	57.9	7.00	81.1	617
Reduced	218	58,926,143	16.5	7.13	81.0	654
No Income/ No Asset	33	4,277,292	1.2	7.32	77.1	648
Stated Income / Stated Assets	369	87,540,867	24.5	7.45	78.9	637
Total:	1,786	357,850,900	100.0	7.14	80.5	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,641	337,766,940	94.4	7.09	80.6	627
Second Home	20	3,836,360	1.1	7.17	87.0	676
Investor	125	16,247,600	4.5	8.17	76.2	642
Total:	1,786	357,850,900	100.0	7.14	80.5	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	311	112,828,609	31.5	6.69	79.7	641
Florida	258	42,649,154	11.9	7.50	79.3	622
Georgia	196	23,920,523	6.7	7.50	84.8	617
Nevada	63	17,510,528	4.9	7.15	80.7	632
Texas	166	17,045,250	4.8	7.69	80.7	625
New York	46	13,857,697	3.9	7.29	82.2	635
Maryland	49	12,095,459	3.4	7.04	78.9	612
Oregon	54	11,106,473	3.1	7.07	79.6	641
Virginia	49	9,840,865	2.7	7.11	80.2	612
New Jersey	25	8,680,761	2.4	7.36	79.6	610
Arizona	51	8,332,919	2.3	7.40	82.5	620
Washington	42	8,267,307	2.3	6.64	80.5	633
Ohio	51	6,833,017	1.9	7.33	85.6	622
Illinois	34	6,607,809	1.8	7.47	77.9	612
Hawaii	18	6,164,141	1.7	6.50	77.2	648
Other	373	52,110,389	14.6	7.47	81.1	617
Total:	1,786	357,850,900	100.0	7.14	80.5	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	869	162,249,991	45.3	7.15	83.1	643
Refinance - Rate Term	100	15,966,463	4.5	7.17	81.0	615
Refinance - Cashout	817	179,634,446	50.2	7.13	78.1	616
Total:	1,786	357,850,900	100.0	7.14	80.5	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	5	2,351,250	0.7	6.54	86.6	643
Arm 2/28	1,155	264,286,567	73.9	7.07	81.0	625
Arm 3/27	96	21,036,121	5.9	6.47	78.4	620
Arm 5/25	12	3,650,827	1.0	6.34	81.9	672
Arm 6 Month	2	850,323	0.2	7.15	81.6	582
Fixed Rate	516	65,675,812	18.4	7.69	78.8	640
Total:	1,786	357,850,900	100.0	7.14	80.5	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,518	295,596,834	82.6	7.14	80.6	626
PUD	126	36,515,649	10.2	7.00	80.3	638
Condo	83	14,148,680	4.0	7.28	81.8	629
2 Family	45	9,226,526	2.6	7.27	79.7	647
3-4 Family	14	2,363,211	0.7	8.30	72.9	691
Total:	1,786	357,850,900	100.0	7.14	80.5	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	11	2,800,176	1.0	5.38	81.4	688
4.01 - 4.50	38	9,975,258	3.4	5.67	80.2	663
4.51 - 5.00	73	17,038,790	5.8	6.42	81.4	664
5.01 - 5.50	165	37,716,412	12.9	6.62	80.9	637
5.51 - 6.00	249	61,962,551	21.2	6.74	80.6	630
6.01 - 6.50	211	43,439,506	14.9	7.13	81.7	620
6.51 - 7.00	306	81,288,551	27.8	7.08	80.7	616
7.01 - 7.50	99	18,377,173	6.3	8.01	80.4	609
7.51 - 8.00	59	11,086,709	3.8	8.25	81.0	600
8.01 - 8.50	38	6,259,518	2.1	8.84	81.3	587
8.51 - 9.00	14	1,481,538	0.5	9.11	82.4	570
9.01 - 9.50	4	390,279	0.1	10.64	75.2	555
9.51 - 9.74	3	358,628	0.1	10.86	69.6	534
Total:	1,270	292,175,087	100.0	7.01	80.9	625

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 - 6	2	850,323	0.3	7.15	81.6	582
10 - 12	6	2,992,873	1.0	6.37	82.8	648
13 - 15	1	230,657	0.1	6.75	75.0	646
16 - 18	17	3,513,152	1.2	7.24	81.3	637
19 - 21	424	111,157,236	38.0	6.91	81.3	631
22 - 24	712	148,743,898	50.9	7.19	80.8	621
31 - 33	47	12,389,583	4.2	6.41	78.5	621
34 - 36	49	8,646,538	3.0	6.55	78.1	619
37 - 59	12	3,650,827	1.2	6.34	81.9	672
Total:	1,270	292,175,087	100.0	7.01	80.9	625

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
11.24 - 11.50	10	2,978,755	1.0	5.35	78.3	661
11.51 - 12.00	64	16,087,165	5.5	5.79	79.7	637
12.01 - 12.50	87	26,545,013	9.1	5.84	78.2	647
12.51 - 13.00	162	47,692,326	16.3	6.22	79.4	645
13.01 - 13.50	150	40,977,330	14.0	6.61	80.9	639
13.51 - 14.00	204	53,249,593	18.2	7.08	81.8	626
14.01 - 14.50	192	40,689,567	13.9	7.50	81.9	621
14.51 - 15.00	157	29,048,695	9.9	7.87	81.5	594
15.01 - 15.50	112	16,942,640	5.8	8.43	84.2	604
15.51 - 16.00	80	11,479,214	3.9	8.82	81.0	579
16.01 - 16.50	28	3,325,149	1.1	9.30	84.1	553
16.51 - 17.00	13	2,038,699	0.7	9.77	80.6	602
17.01 - 17.50	7	500,033	0.2	10.34	74.5	541
17.51 - 18.00	2	289,896	0.1	10.96	75.4	567
18.01 - 20.70	2	331,014	0.1	9.92	71.7	562
Total:	1,270	292,175,087	100.0	7.01	80.9	625

  *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	3	579,316	0.2	5.78	84.7	636
4.51 - 5.50	53	18,386,519	6.3	5.39	79.4	660
5.51 - 6.00	148	44,844,074	15.3	5.89	79.5	643
6.01 - 6.50	145	42,667,547	14.6	6.35	80.3	649
6.51 - 7.00	211	57,253,082	19.6	6.85	81.4	634
7.01 - 7.50	194	42,407,786	14.5	7.30	81.0	618
7.51 - 8.00	202	40,687,483	13.9	7.80	81.5	600
8.01 - 8.50	139	22,560,343	7.7	8.27	82.9	606
8.51 - 9.00	100	13,911,103	4.8	8.77	80.8	577
9.01 - 9.50	44	5,170,306	1.8	9.25	84.5	569
9.51 - 10.00	17	2,369,473	0.8	9.74	79.6	590
10.01 - 10.50	8	547,991	0.2	10.33	75.0	537
10.51 - 11.00	4	402,388	0.1	10.87	76.4	584
11.01 - 11.50	1	220,769	0.1	11.20	65.0	525
12.51 - 13.65	1	166,907	0.1	6.65	81.2	619
Total:	1,270	292,175,087	100.0	7.01	80.9	625

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	489,560	0.2	6.54	79.0	605
1.50	242	41,404,032	14.2	7.39	82.4	621
2.00	23	10,349,141	3.5	6.57	82.3	658
3.00	1,004	239,932,354	82.1	6.97	80.6	625
Total:	1,270	292,175,087	100.0	7.01	80.9	625

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	624	130,642,299	44.7	7.14	81.0	625
1.50	570	134,175,269	45.9	6.95	81.2	628
2.00	76	27,357,520	9.4	6.72	78.5	618
Total:	1,270	292,175,087	100.0	7.01	80.9	625

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,601	281,373,467	78.6	7.33	80.4	621
24	92	39,735,986	11.1	6.41	82.0	650
36	5	2,034,670	0.6	6.00	78.8	652
60	88	34,706,776	9.7	6.53	79.4	660
Total:	1,786	357,850,900	100.0	7.14	80.5	628

    *     Note, for second liens, CLTV is employed in this calculation.